Exhibit 10.10.9
NINTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 1, 2024, among MERITAGE HOMES CORPORATION, a Maryland corporation (the “Borrower”), MIZUHO BANK, LTD., as assignee from JPMorgan Chase Bank, N.A., as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and the Lenders party hereto.
RECITALS:
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of June 13, 2014 (the “Original Credit Agreement”), as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2015, that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 29, 2016, that certain Third Amendment to Amended and Restated Credit Agreement dated as of May 31, 2017, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 28, 2018, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 27, 2019, that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of December 22, 2020, that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of December 17, 2021, and that certain Eighth Amendment to Amended and Restated Credit Agreement dated as of June 2, 2023 (the “Eight Amendment”; and, as so amended, collectively, the “Credit Agreement”; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement).
B.    The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement as more fully set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendment of Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)The following defined terms are added in alphabetical order to Section 1.1 of the Credit Agreement:
“Permitted Convertible Indebtedness” means any unsecured indebtedness issued by the Borrower (whether or not guaranteed by any Subsidiary thereof) that (i) as of the date of issuance thereof such indebtedness is subject to terms, conditions, covenants, conversion or exchange rights, redemption rights and offer to repurchase rights, in each case, as are typical and customary for unsecured convertible notes of such type, as determined by the Borrower in its good faith judgment, (ii) is convertible into common Capital Stock of the Borrower (or other

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securities or property following a merger event, reclassification or other change of the common stock of the Borrower), or cash or any combination thereof in lieu of such common equity interests (or such other securities or property), and (iii) does not include representations, undertakings, covenants or defaults (other than covenants or defaults customary for convertible indebtedness but not customary for loans, as determined by Borrower in its good faith judgment) that are more restrictive on the Borrower than the provisions of this Agreement.
“Permitted Convertible Note Hedge” means any call or capped call option (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower) purchased by the Borrower in connection with the issuance of any Permitted Convertible Indebtedness; provided that the purchase price for such Permitted Convertible Note Hedge does not exceed the net proceeds received by the Borrower from the issuance of such Permitted Convertible Indebtedness.
(b)Section 7.4 of the Credit Agreement is hereby amended by:
(i)    Deleting the word “and” at the end of clause (m) thereof;
(ii)    Replacing “.” at the end of clause (n) thereof with “; and”; and
(iii)    Adding as a new clause (o) thereof: “(o) Investments in any Permitted Convertible Note Hedge.”
(c)Section 8(e) of the Credit Agreement is amended to add the following proviso at the end thereof as follows:
“; provided further, that an event or condition described in clause (iii) of this paragraph (e) shall not at any time constitute an Event of Default with respect to (i) the conversion of (including any cash payment upon conversion), or payment of any principal or premium on, any Permitted Convertible Indebtedness (including any payment of cash in lieu of fractional shares), or the payment of any interest with respect to any Permitted Convertible Indebtedness or (ii) the occurrence of any event that permits holders of any Permitted Convertible Indebtedness to convert such Indebtedness, unless, in each case of clauses (i) and (ii), such occurrence, conversion or event results from a default under such Permitted Convertible Indebtedness or an event of the type that constitutes (or, with the notice or passage of time would constitute) an Event of Default”.
Section 2.Effective Date. Subject to the satisfaction of the conditions set forth in Section 4 hereof, this Amendment shall be effective as of the date of this Amendment (the “Effective Date”).
Section 3.Representations. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:
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(a)Each of the representations and warranties contained in the Credit Agreement, as amended by this Amendment, or any of the other Loan Documents, is true and correct in all material respects (except any representations and warranties which are qualified by materiality, shall be correct and accurate in all respects) on and as of the date hereof except that Schedule 4.12 to the Credit Agreement should be considered updated to reflect all Subsidiaries added as Guarantors since June 13, 2014 (all of which are signing the Reaffirmation of Guarantee attached hereto as Exhibit A), and except if any such representation or warranty was made as of a specific date, then the same shall have been true and correct in all material respects as of such specific date;
(b)As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;
(c)Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Amendment; the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action on the part of Borrower; and this Amendment has been duly and validly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(d)This Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation, the certificate of incorporation or by-laws of Borrower, or any order of any governmental authority and (iii) will not violate or result in a default under any Contractual Obligation of Borrower; and
(e)    Neither the Borrower nor any Guarantor is an Affected Financial Institution.
Section 4.Conditions to the Effectiveness of this Amendment. It shall be a condition precedent to the effectiveness of this Amendment that each of the following conditions are satisfied:
(a)the parties hereto shall have executed and delivered counterparts of this Amendment to the Administrative Agent;
(b)each Guarantor shall have executed and delivered a Reaffirmation of Amended and Restated Guarantee Agreement, in the form of the Reaffirmation of Guarantee Agreement attached hereto as Exhibit B;
(c)to the extent changed since June 2, 2023, Borrower shall have delivered to the Administrative Agent updated corporate formation and organizational documents of Borrower and Guarantors (certified by Borrower, Guarantors or public officials, as appropriate), including resolutions and incumbency certificates;
(d)no Default or Event of Default shall exist as of the Effective Date;
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(e)Borrower shall have delivered to the Administrative Agent a duly executed Compliance Certificate and a Borrowing Base Certificate, each for the period ending March 31, 2024;
(f)Borrower shall have delivered to Administrative Agent a copy of the filed Form 10-K for Borrower and its Subsidiaries for the fiscal year ended December 31, 2023;
(g)Borrower shall have delivered to Administrative Agent such other agreements, instruments and documents as Administrative Agent, its counsel or any Lender shall reasonably request;
(h)Borrower shall have paid to the Administrative Agent and the Lenders all fees required to be paid in connection with this Amendment, if any;
(i)Borrower shall have paid to the Administrative Agent all of the Administrative Agent’s reasonable out of pocket costs and expenses, including legal fees, incurred in connection with this Amendment; and
(j)to the extent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, a Beneficial Ownership Certification in relation to Borrower to any requesting Lender.
Section 5.Reaffirmation and Ratification. Borrower hereby: (a) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents and agrees to continue to be bound thereby and perform thereunder; (b) agrees and acknowledges that all such Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been modified; and (c) acknowledges and agrees that to its knowledge it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents.
Section 6.Miscellaneous.
(a)GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(b)Amendments, Etc. The terms of this Amendment may be waived, modified and amended only by an instrument in writing duly executed by Borrower and the Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement). Any such waiver, modification or amendment shall be binding upon Borrower, the Administrative Agent and each Lender (including the Swingline Lender and each Issuing Lender).
(c)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Administrative Agent and the Lenders (including the Swingline Lender and each Issuing Lender).
(d)Captions. The captions and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
(e)Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an
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executed signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart hereof.
(f)Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
[Signature pages follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
MERITAGE HOMES CORPORATION, as Borrower

By: /s/ Hilla Sferruzza_____________________
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature page to Ninth Amendment]

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MIZUHO BANK, LTD, as assignee from JPMorgan Chase Bank, N.A., as Administrative Agent and as a Class A Lender
By:    /s/ Donna DeMagistris
Name:    Donna DeMagistris
Title:    Managing Director

[Signature page to Ninth Amendment]

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JPMORGAN CHASE BANK, N.A., as a Class A Lender and an Issuing Lender
By:    /s/ Amit Mudaliar
Name:    Amit Mudaliar
Title: Vice President
[Signature page to Ninth Amendment]

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BANK OF AMERICA, N.A., as a Class A Lender and an Issuing Lender
By:    /s/ Thomas W. Nowak
Name:    Thomas W. Nowak
Title: Senior Vice President

[Signature page to Ninth Amendment]

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REGIONS BANK, as a Class A Lender and an Issuing Lender
By:    /s/ Daniel Blazei
Name:    Daniel Blazie
Title: Vice President

[Signature page to Ninth Amendment]

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U.S. BANK NATIONAL ASSOCIATION, as a Class A Lender and an Issuing Lender
By:    /s/ David Prowse
Name:    David Prowse
Title: Senior Vice President

[Signature page to Ninth Amendment]

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FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Class A Lender and an Issuing Lender
By:    /s/ Madison Seiter
Name:    Madison Seiter
Title: Assistant Vice President
[Signature page to Ninth Amendment]

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GOLDMAN SACHS LENDING PARTNERS LLC, as a Class A Lender
By:    /s/ Priyankush Goswami
Name:    Priyankush Goswami
Title: Authorized Signatory

[Signature page to Ninth Amendment]

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PNC BANK, NATIONAL ASSOCIATION, as a Class A Lender
By:    /s/ J. Richard Litton
Name:    J. Richard Litton
Title: Senior Vice President

[Signature page to Ninth Amendment]

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TEXAS CAPITAL BANK, formerly known as TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Class A Lender
By:    /s/ Lauren Alvarez
Name:    Lauren Alvarez
Title: Vice President

[Signature page to Ninth Amendment]

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TRUIST BANK, as a Class A Lender and an Issuing Lender
By:    /s/ Ryan Almond
Name:    Ryan Almond
Title: Director

[Signature page to Ninth Amendment]

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EXHIBIT A
REAFFIRMATION OF AMENDED AND RESTATED GUARANTEE AGREEMENT
As consideration for the agreements and covenants contained in the within Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned (“Guarantor”), as a guarantor under that certain Amended and Restated Guarantee Agreement, dated as of June 13, 2014, as reaffirmed by that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of July 9, 2015, that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of June 29, 2016, that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of May 31, 2017, that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of June 28, 2018, that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of June 27, 2019, that certain Reaffirmation of Amended and Restated Guarantee dated as of December 22, 2020, that certain Reaffirmation of Amended and Restated Guarantee dated as of December 17, 2021, and that certain Reaffirmation of Amended and Restated Guarantee dated as of June 2, 2023 (collectively, the “Guarantee Agreement”), delivered to the Administrative Agent in connection with the extension of credit made by the Lenders pursuant to the Credit Agreement referred to above, hereby acknowledges, covenants and agrees as follows:
1.By the execution hereof, such Guarantor hereby consents to the within Amendment and all the modifications to the Loan Documents contemplated in connection therewith.
2.References to the Guarantee Agreement in any or all of the Loan Documents shall be deemed to include references to the Guarantee Agreement as reaffirmed and ratified by this Reaffirmation of Guarantee Agreement.
3.Such Guarantor reaffirms that the Guarantee Agreement remains unchanged and in full force and effect.
4.Such Guarantor reaffirms all of its respective obligations contained in the Guarantee Agreement, which shall remain in full force and effect for all the obligations of such Guarantor now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the Guarantee Agreement and acknowledges, agrees, represents and warrants that no agreements exist with respect to the Guarantee Agreement or with respect to the obligations of the Guarantor thereunder except those specifically set forth in this Reaffirmation of Guarantee Agreement.
5.As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated thereby, each of the representations and warranties of such Guarantor contained in the Guarantee Agreement, as amended by this Amendment, is true and correct in all material respects.
6.Such Guarantor acknowledges and agrees that it has entered into and delivered this Reaffirmation of Guarantee Agreement of Guarantor’s own free will, voluntarily and without coercion or duress of any kind, and has been represented in connection herewith by counsel of its choice and is fully aware of the terms contained in this Reaffirmation of Guarantee Agreement.

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7.Such Guarantor represents and warrants that it is not an Affected Financial Institution.
[Signature page follows.]

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IN WITNESS WHEREOF, each Guarantor has caused this Reaffirmation of Amended and Restated Guarantee to be duly executed and delivered as of May 1, 2024.
MERITAGE PASEO CROSSING, LLC
By:    Meritage Homes of Arizona, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE PASEO CONSTRUCTION, LLC
By:    Meritage Homes Construction, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF ARIZONA, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
[Signatures continue on the next page.]

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MERITAGE HOMES CONSTRUCTION, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF TEXAS HOLDING, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF CALIFORNIA, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
[Signatures continue on the next page.]

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MERITAGE HOMES OF TEXAS JOINT VENTURE HOLDING COMPANY, LLC
By:    Meritage Homes of Texas, LLC, its Sole Member
By:    Meritage Homes of Texas Holding, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOLDINGS, L.L.C.
By:    Meritage Homes of Texas Holding, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF NEVADA, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
[Signatures continue on the next page.]

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MTH-CAVALIER, LLC
By:    Meritage Homes Construction, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MTH GOLF, LLC
By:    Meritage Homes Construction, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF COLORADO, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
[Signatures continue on the next page.]

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MERITAGE HOMES OF FLORIDA, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
CALIFORNIA URBAN HOMES, LLC
By:    Meritage Homes of California, Inc., its Sole Member and Manager
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF TEXAS, LLC
By:    Meritage Homes of Texas Holding, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
[Signatures continue on the next page.]

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MERITAGE HOMES OPERATING COMPANY, LLC
By:    Meritage Holdings, L.L.C., its Manager
By:    Meritage Homes of Texas Holding, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
WW PROJECT SELLER, LLC
By:    Meritage Paseo Crossing, LLC, its Sole Member
By:    Meritage Homes of Arizona, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF THE CAROLINAS, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
[Signatures continue on the next page.]

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CAREFREE TITLE AGENCY, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
M&M FORT MYERS HOLDINGS, LLC
By:    Meritage Paseo Crossing, LLC, its Sole Member and Manager
By:    Meritage Homes of Arizona, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF FLORIDA REALTY LLC
By:    Meritage Homes of Florida, Inc., its Manager and Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
[Signatures continue on the next page.]

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MERITAGE HOMES OF TENNESSEE, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF SOUTH CAROLINA, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MTH REALTY LLC
By:    Meritage Paseo Crossing, LLC, its Manager and Sole Member
By:    Meritage Homes of Arizona, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
[Signatures continue on the next page.]

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MERITAGE HOMES OF GEORGIA, INC.
By:_ /s/ Hilla Sferruzza ___________________
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MTH GA REALTY LLC
By:    Meritage Homes of Georgia, Inc., its Manager and Sole Member
By:_ /s/ Hilla Sferruzza___________________
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MTH SC REALTY LLC
By:    Meritage Homes of South Carolina, Inc., its Manager and Sole Member
By:_ /s/ Hilla Sferruzza___________________
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
[Signatures continue on the next page.]

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MTH FINANCIAL HOLDINGS, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MLC HOLDINGS, INC., dba MLC LAND HOLDINGS, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF GEORGIA REALTY, LLC
By:    Meritage Homes of Georgia, Inc., its Manager and Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES INSURANCE AGENCY, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
[Signatures continue on the next page.]

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MERITAGE SERVICES COMPANY, INC.
By:    /s/ Hilla Sferruzza
    Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief
    Financial Officer and Assistant Secretary

MERITAGE HOMES OF UTAH, INC.
By:    /s/ Hilla Sferruzza
    Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief
    Financial Officer and Assistant Secretary

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